Exhibit 99.1

Parks! America, Inc.

Reports First Quarter Fiscal Year 2025 Financial Results

Management to host conference call on Monday, February 10, 2025, at 4:30 PM ET

PINE MOUNTAIN, Georgia, February 7, 2025 — Parks! America, Inc. (OTCPink: PRKA), today announced its financial results for the first quarter of fiscal year 2025 ended December 29, 2024. The summary information in this press release should not be used as the sole basis for making investment decisions. We encourage shareholders to read our complete Form 10-Q, which has been posted on the Company’s website animalsafari.com/investor-relations, for a complete view of the Company and its results.

Year-to-Date Fiscal 2025 Segment Financial Results

The Company manages its operations on an individual location basis. Financial information regarding each of the Company’s reportable segments is summarized in the tables below.

	For the three months ended
	December 29, 2024	December 31, 2023
Total revenues:
Georgia	$1,110,718	$1,240,010
Missouri	289,761	241,721
Texas	369,979	415,894
Consolidated	$1,770,458	$1,897,625

Income (loss) before income taxes:
Georgia	$333,946	$365,842
Missouri	(49,228)	(106,768)
Texas	(51,999)	(36,025)
Segment income	232,719	223,049
Corporate expenses	270,352	317,686
Depreciation and amortization	208,548	223,203
(Gain) loss on asset disposals, net	(52)	14,417
Contested proxy and related matters, net	(567,157)	126,640
Other (income), net	(13,382)	(35,887)
Interest expense	57,469	51,445
Consolidated	$276,941	$(474,455)

	For the three months ended
	December 29, 2024	December 31, 2023
Depreciation and amortization:
Georgia	$89,416	$91,389
Missouri	53,778	56,400
Texas	64,940	75,000
Corporate	414	414
Consolidated	$208,548	$223,203

Capital expenditures
Georgia	$495,776	$90,677
Missouri	7,900	14,774
Texas	97,800	124,715
Consolidated	$601,476	$230,166

	As of
	December 29, 2024	September 29, 2024
Total assets:
Georgia	$7,574,529	$7,520,918
Missouri	3,032,986	3,399,324
Texas	7,818,685	7,812,661
Corporate	274,338	461,168
Consolidated	$18,700,538	$19,194,071

Total cash & short-term investments:
Georgia	$1,512,002	$1,800,623
Missouri	557,188	870,918
Texas	539,323	570,122
Corporate	52,689	82,705
Consolidated	$2,661,202	$3,324,368

Asset less cash & short-term investments:
Georgia	$6,062,527	$5,720,295
Missouri	2,475,798	2,528,406
Texas	7,279,362	7,242,539
Corporate	221,649	378,463
Consolidated	$16,039,336	$15,869,703

Conference Call and Webcast Details

The Company will host a conference call to review its financial results of the first quarter of fiscal year 2025 on February 10, 2025, at 4:30 pm ET. The conference call will be webcast and can be accessed on the Company’s website, animalsafari.com/investor-relations.

All participants on the conference call will have the opportunity to ask a question. You may also email your question to ralph@parksamerica.com prior to the call. A transcript of the call will be available on the Company’s website.

About Parks! America, Inc.

Parks! America, Inc. (OTCPink: PRKA), through our wholly owned subsidiaries, owns and operates three regional safari parks and is in the business of acquiring, developing and operating local and regional entertainment assets in the United States.

Additional information, including our Annual Report on Form 10-K for the fiscal year ended September 29, 2024, is available on the Company’s website, animalsafari.com/investor-relations.

Cautionary Note Regarding Forward Looking Statements

This news release may contain “forward-looking statements” within the meaning of U.S. securities laws. Forward-looking statements include statements concerning our future plans, business strategy, liquidity, capital expenditures, sources of revenue and other similar statements that are not historical in nature. You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this news release and speak only as of the date hereof. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ significantly from those expressed or implied by such forward-looking statements. Readers are advised to consider the factors listed under the heading “Risk Factors” and the other information contained in the Company’s Annual Report on Form 10-K and other reports filed from time to time with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Ralph Molina

Head of Investor Relations and Corporate Strategy

(706) 940-2209